EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

(Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Eco-Stim Energy Solutions, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alexander Nickolatos, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2016	ECO-STIM ENERGY SOLUTIONS, INC.

	By:	/s/ Alexander Nickolatos
Alexander Nickolatos
Chief Financial Officer and Assistant Secretary

A signed original of this written statement required by Section 906 has been provided to Eco-Stim Energy Solutions, Inc. and will be retained by Eco-Stim Energy Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.